UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21404

ING Clarion Real Estate Income Fund

(Exact name of registrant as specified in charter)

259 N. Radnor-Chester Road

Radnor, PA 19087

(Address of principal executive offices) (Zip code)

T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Real Estate Income Fund

259 N. Radnor-Chester Road
Radnor, PA 19087

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-711-4CRA

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual
Report
December 31, 2004

ING Clarion Real Estate Income Fund

ING REAL ESTATE

ING Clarion Real Estate Income Fund
Letter to Shareholders

Dear Shareholder,

The ING Clarion Real Estate Income Fund (“Fund”) finished 2004 strongly as the Net Asset Value (NAV) grew 12.85% in the fourth quarter. The market return (i.e., stock price appreciation plus dividends) to our shareholders was 13.09% for the quarter. The fund’s stock price closed at $16.32 and the NAV per share was $17.76 on 12/31/04. The fund paid dividends of $1.22 per share last year. For the year, the fund’s return was 23.38% on an NAV basis and 17.77% on a market basis. The lower market return is due to the widening discount of the fund’s share price relative to NAV. On 12/31/04 the share price was an 8.1% discount to the NAV.

In 2004, the NAREIT Equity REIT index rose 31.59%, the Morgan Stanley REIT Preferred Index (MSRP) rose 7.30%, and the Lehman CMBS index rose 4.94%. A blended benchmark of 60% REITs, 20% MSRP, and 20% CMBS rose 21.19% in 2004. On an NAV basis, your manager exceeded the blended benchmark by 1.95% last year. The widening share price discount to NAV over the course of the year caused the market return to fall short of the benchmark.

At year-end, the fund’s investments were well diversified by vehicle and by property type. The property type distribution is shown in the chart below. The fund was invested primarily in REIT common stock (76%) and had 12% in fixed income securities and cash (primarily CMBS), and 12% in preferred stock issued by real estate companies. Our decision to maintain a relatively high exposure to REIT common stock within the fund helped performance as REITs significantly outperformed both preferred stock and CMBS last year. Given the fund’s primary objective of high current income, our stock selection within the allocation to REITs was skewed to higher-yielding value securities. In 2004, the best performing REITs were growth oriented stocks which hurt the total return of our REIT allocation relative to the REIT index. However, we offset this shortfall with good allocation decisions relative to preferred stocks and fixed income securities (CMBS). Though allowed to invest up to 30% of the fund in fixed income securities, we improved the fund’s performance by keeping a relatively low weighting of approximately 12% in CMBS during the year. Our similarly low overall allocation to preferred stock also helped performance during the year.

Fund Property Type as of 12/31/04

REIT returns significantly exceeded our forecast for 8-12% returns in 2004. For the fifth consecutive year, REITs outperformed the S&P 500. REITs and real estate have emerged as the investment of choice in an environment of low interest rates, modest economic growth, and modest stock and bond market returns. Dividend income and dividend growth contributed, but the main driver of REIT returns was capital appreciation. Continued low interest rates helped drive a repricing of real estate assets as cap rates (i.e., initial yield requirements of buyers of real estate) declined sharply during the year. We estimate that Net Asset Values (NAVs) for REITs increased an average of 25% in 2004, which mirrors the 27% appreciation in REIT stock prices. The best performance by property sector generally came from the sectors with the best overall earnings growth (i.e., hotels, malls and shopping centers). Given the low yields available in these sectors we were generally underweight for most of last year. Meanwhile, our heavier allocations to office and health care underperformed the REIT average despite providing attractive double digit total returns and above average yields.

Annual Report December 31, 2004  1

ING Clarion Real Estate Income Fund  Letter to Shareholders continued

Investor’s optimism for the improving prospects of real estate continues to buoy REIT stock prices. Only time will tell whether that optimism is well-founded. We estimate that REITs are now trading 7% higher than NAV. Historically, REITs have traded in a band of -10% to +10%. REIT stock prices represent a 14.8 multiple of forward cash earnings before depreciation, which is about 20% above the multiple over the last 20 years. The average REIT dividend yield of 4.7% represents an increment of 0.4% over the yield on the 10-year Treasury bond, which is slightly less than the 0.6% increment over the last 20 years. In short, REITs look slightly expensive at the end of 2004 relative to historical pricing levels. Nonetheless, assuming the economy continues to grow and real estate market conditions continue their upward trend, we expect investors to still embrace REITs. Earnings growth is expected to accelerate from 5% last year to 7-8% in 2005. We look for positive earnings growth in all property sectors this year. Earnings growth will occur primarily the “old fashioned way” in 2005 from occupancy and rent gains and expense containment. The acquisition pace will likely stay modest as pricing remains rich with plenty of private capital chasing deals.

Total preferred stock and debt of the fund was $121 million (or 32% of the fund’s total assets), which is below the 33% “leverage” discussed in the fund’s offering documents. We chose to lock in attractive longer-term rates on $84 million by executing two interest rate swaps last April. These swaps had an average rate of 3.7% thus assuring an attractive low interest cost for the average remaining term on the swaps of 3.33 years as of 12/31/04.

In late December, the fund increased its monthly dividend distribution 13% to $0.115 a month per share equivalent to an annual dividend of $1.38 per share. The fund’s new dividend level was established by the board after consideration of the actual and expected increased level of investment income and the expectation that we might realize some part of the significant unrealized capital appreciation of the fund’s investments over the course of time as part of the active management of the investment portfolio. Our goal is to establish a dividend which can be supported by the earned income including realized capital gains from the investment portfolio while minimizing the need for large special dividends. The new dividend reflected the board’s consideration of a range of market scenarios for real estate stocks and fixed income securities in 2005. We believe the fund remains well positioned to meet its primary objective of delivering a high level of stable monthly income as well as its secondary objective of capital appreciation.

Real estate securities (both equities and fixed income securities) should continue to deliver positive performance in 2005 for many of the reasons they were positive last year including strong funds flow, continued attractive relative dividend yields, and improving real estate market fundamentals driving accelerating earnings growth. It is unlikely that we will see another year of strong price appreciation tied to declining capitalization rates or yield compression. In fact, we would not be surprised to see some earnings multiple contraction in 2005 as interest rates are expected to increase. Nonetheless with dividend yields of 4-5% and 7-8% earnings growth, real estate stocks can still deliver attractive positive returns even with some modest earnings multiple contraction.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson

President and
Chief Executive Officer
2 Annual Report December 31, 2004

ING Clarion Real Estate Income Fund
Portfolio of Investments December 31, 2004

		Market
Shares		Value

	Common Stock – 111.2%
	Real Estate Investment Trusts (“REIT”) – 111.2%
	Apartments – 17.5%
403,800	Amli Residential Properties Trust	$12,921,600
247,700	Camden Property Trust	12,632,700
350,600	Gables Residential Trust	12,547,974
194,900	Mid-America Apartment Communities, Inc.	8,033,778

		46,136,052

	Diversified – 16.7%
182,800	Colonial Properties Trust	7,178,556
190,900	iStar Financial, Inc.	8,640,134
370,500	Liberty Property Trust	16,005,600
245,100	Newcastle Investment Corp.	7,789,278
246,600	U.S. Restaurant Properties, Inc.	4,453,596

		44,067,164

	Health Care – 9.5%
425,000	Health Care REIT, Inc.	16,213,750
260,200	Nationwide Health Properties, Inc.	6,179,750
219,700	OMEGA Healthcare Investors, Inc.	2,592,460

		24,985,960

	Hotels – 3.5%
140,100	Hospitality Properties Trust	6,444,600
175,000	Strategic Hotel Capital, Inc.	2,887,500

		9,332,100

	Office Property – 34.6%
548,100	Arden Realty, Inc.	20,674,332
135,000	Brandywine Realty Trust	3,967,650
232,500	CRT Properties, Inc.	5,547,450
200,000	Digital Realty Trust, Inc.	2,694,000
153,500	Equity Office Properties Trust	4,469,920
270,100	Highwoods Properties, Inc.	7,481,770
179,500	Mack-Cali Realty Corp.	8,262,385
708,700	Maguire Properties, Inc.	19,460,902
483,700	Prentiss Properties Trust	18,477,340

		91,035,749

	Regional Malls – 6.8%
103,300	CBL & Associates Properties, Inc.	7,886,955
234,553	Pennsylvania Real Estate Investment Trust	10,038,869

		17,925,824

	Shopping Centers – 13.6%
260,100	Commercial Net Lease Realty	5,358,060
506,700	Heritage Property Investment Trust	16,260,003
520,200	New Plan Excel Realty Trust	14,087,016

		35,705,079

	Storage – 1.5%
92,600	Sovran Self Storage, Inc.	3,902,164

	Warehouse & Industrial – 7.5%
186,429	Eastgroup Properties, Inc.	7,143,959
310,700	First Industrial Realty Trust, Inc.	12,654,811

		19,798,770

	Total Common Stock (cost $242,314,426)	292,888,862

	Preferred Stock – 17.6%
	Real Estate Investment Trusts (“REIT”) – 17.6%
	Apartments – 1.5%
70,000	Apartment Investment & Management Co.	1,864,100
80,000	Apartment Investment & Management Co., Series V	2,029,600

		3,893,700

	Diversified – 1.5%
150,000	iStar Financial, Inc., Series F	3,900,000

	Health Care – 1.4%
35,000	Nationwide Health Properties, Inc.	3,718,750

	Hotels – 3.0%
130,000	Innkeepers USA Trust, Series C	3,347,500
170,000	Lasalle Hotel Properties, Series B	4,494,800

		7,842,300

	Manufactured Homes – 0.7%
75,000	Affordable Residential Communities, Series A	1,956,000

	Office Property – 1.3%
50,000	Maguire Properties, Inc., Series A	1,280,000
80,000	SL Green Realty Corp., Series C	2,052,000

		3,332,000

	Regional Malls – 5.7%
51,000	CBL & Associates Properties, Inc., Series C	1,340,280
20,000	Glimcher Realty Trust, Series F	521,000
85,000	Glimcher Realty Trust, Series G	2,192,150
385,000	The Mills Corp.	10,918,600

		14,972,030

See notes to financial statements.
Annual Report December 31, 2004  3

ING Clarion Real Estate Income Fund  Portfolio of Investments continued

		Market
Shares		Value

	Preferred Stock (continued)
	Shopping Centers – 2.5%
59,600	Federal Realty Investment Trust	$1,616,948
82,200	Pennsylvania Real Estate Investment Trust	4,973,100

		6,590,048

	Total Preferred Stock (cost $43,306,829)	46,204,828

	Convertible Preferred Stock – 0.4%
	Real Estate Investment Trusts (“REIT”) – 0.4%
	Diversified – 0.4%
50,000	Crescent Real Estate, 6.75%, Series A (cost $1,099,000)	1,114,500

Principal
Amount

	Mortgage-Related Securities – 10.4%
	Chase Commercial Mortgage Securities Corp.,
$1,000,000	Series 1997-1, Class F 7.37%, 6/19/29 (a)	$1,053,937
	Commercial Mortgage Acceptance Corp.,
2,500,000	Series 1998-C2, Class G 5.44%, 9/15/30 (a)	2,142,975
	CS First Boston Mortgage Securities Corp.
2,000,000	Series 2002-CP3, Class J 6.00%, 7/15/35 (a)	1,809,480
3,500,000	Series 2002-CP3, Class K 6.00%, 7/15/35 (a)	2,801,365
2,000,000	Series 2003-C5, Class K 5.23%, 12/15/36 (a)	1,629,000
2,000,000	Series 2003-C5, Class L 5.23%, 12/15/36 (a)	1,398,360
	J.P. Morgan Chase Commercial Mortgage Securities,
3,250,000	Series 2002-C3, Class J 5.06%, 7/12/35 (a)	2,923,215
	LB-UBS Commercial Mortgage Trust
53,922,261	Series 2002-C2, Class XCL 2.98%, 7/15/35 (a) (b)	1,987,758
57,192,352	Series 2002-C4, Class XCL 2.94%, 10/15/35 (a) (b)	2,661,446
	Wachovia Bank Commercial Mortgage Trust
3,668,000	Series 2003-C4, Class L 4.93%, 4/15/35 (a)	2,652,037
4,000,000	Series 2003-C7, Class L 5.44%, 10/15/35 (a)	2,790,520
3,800,000	Series 2003-C8, Class K 5.03%, 11/15/35 (a)	3,156,280
78,435,299	Series 2004-C12, Class IO 2.64%, 7/15/41 (a) (b)	473,749

	Total Mortgage-Related Securities (cost $26,279,280)	27,480,122

	Corporate Bonds – 3.7%
	Building – Residential/ Commercial – 1.5%
1,750,000	K. Hovnanian Enterprises, Inc. 7.75%, 5/15/13	1,898,750
1,710,000	Standard Pacific Corp. 9.25%, 4/15/12	1,992,150

		3,890,900

	Diversified – 1.0%
2,500,000	Petro Stopping Centers, LP 9.00%, 2/15/12	2,656,250

	Food – Retail – 1.2%
2,250,000	Denny’s Corp. / Holdings, Inc. 10.00%, 10/01/12 (a)	2,432,812
807,000	Ingles Markets, Inc. 8.875%, 12/01/11	867,525

		3,300,337

	Total Corporate Bonds (cost $9,628,928)	9,847,487

	Total Investments – 143.3% (cost $322,628,463)	377,535,799
	Liabilities in Excess of Other Assets – (3.4%)	(9,052,572)
	Preferred Shares, at redemption value – (39.9%)	(105,000,000)

	Net Assets Applicable to Common Shares – 100.0% (c)	$263,483,227

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, and may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to $29,912,935 or 11.4% of net assets.

(b)	Interest-only security. Rate shown is effective yield as of December 31, 2004.

(c)	Portfolio percentages are calculated based on net assets applicable to Common Shares.

See notes to financial statements.
4 Annual Report December 31, 2004

ING Clarion Real Estate Income Fund
Statement of Assets and Liabilities December 31, 2004

Assets
Investments, at value (cost $322,628,463)	$377,535,799
Cash	72
Receivable for investment securities sold	16,141,147
Dividends and interest receivable	3,117,039
Other assets	28,715

Total Assets	396,822,772

Liabilities
Payable for investment securities purchased	11,055,780
Line of credit payable	16,405,000
Unrealized depreciation on swap contracts	315,373
Management fee payable	194,302
Dividends payable — preferred shares	116,667
Accrued expenses and other liabilities	252,423

Total Liabilities	28,339,545

Preferred Shares, at redemption value
$.001 par value per share; 4,200 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	105,000,000

Net Assets Applicable to Common Shares	$263,483,227

Composition of Net Assets Applicable to Common Shares
Common Shares, $.001 par value per share; unlimited number of shares authorized, 14,838,484 shares issued and outstanding	$14,838
Additional paid-in capital	209,112,577
Distributions in excess of net investment income	(139,066)
Accumulated net realized loss on investments and swap contracts	(97,085)
Net unrealized appreciation on investments and swap contracts	54,591,963

Net Assets Applicable to Common Shares	$263,483,227

Net Asset Value Applicable to Common Shares
(based on 14,838,484 common shares outstanding)	$17.76

See notes to financial statements.
Annual Report December 31, 2004  5

ING Clarion Real Estate Income Fund
Statement of Operations For the Year Ended December 31, 2004

Investment Income
Dividends	$14,236,241
Interest (Net of foreign withholding taxes of $600)	3,178,499

Total Investment Income		$17,414,740

Expenses
Management fees	2,922,335
Auction agent fees — preferred shares	276,518
Rating agency fees	93,215
Administration fees	80,185
Insurance fees	76,926
Interest expense on line of credit	73,610
Transfer agent fees	62,568
Printing fees	50,519
Legal fees	50,000
Trustees’ fees and expenses	38,708
Audit fees	32,152
AMEX listing fee	29,623
Custodian fees	27,941
Miscellaneous expenses	151,542

Total Expenses		3,965,842
Management fee waived		(859,510)

Net Expenses		3,106,332

Net Investment Income		14,308,408

Net Realized and Unrealized Gain (Loss) on Investments and Swap Contracts

Net realized gain (loss) on:
Investments		2,801,159
Swap contracts		(1,198,650)

		1,602,509

Net change in unrealized appreciation/depreciation on:
Investments		37,174,081
Swap contracts		(315,373)

		36,858,708

Net Gain on Investments and Swap Contracts		38,461,217

Dividends and Distributions on Preferred Shares from
Net investment income and capital gains		(1,669,131)

Net Increase in Net Assets Applicable to Common Shares Resulting from Operations		$51,100,494

See notes to financial statements.
6 Annual Report December 31, 2004

ING Clarion Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares

		For the Period
	For the	September 16, 2003*
	Year Ended	through
	December 31, 2004	December 31, 2003

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$14,308,408	$4,772,909
Net realized gain (loss) on investments and swap contracts	1,602,509	(6,716)
Net change in unrealized appreciation/depreciation on investments and swap contracts	36,858,708	17,733,255
Dividends and distributions on Preferred Shares from net investment income and capital gains	(1,669,131)	(128,417)

Net increase in net assets applicable to Common Shares resulting from operations	51,100,494	22,371,031

Dividends and Distributions on Common Shares
Net investment income	(11,375,175)	(3,011,979)
Capital gains	(4,728,560)
Return of capital	(1,987,344)	—

Total dividends and distributions on Common Shares	(18,091,079)	(3,011,979)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	—	210,671,636
Reinvestment of dividends	—	468,760
Other	(25,636)	—

Net increase (decrease) from capital share transactions	(25,636)	211,140,396

Net Increase in Net Assets	32,983,779	230,499,448

Net Assets Applicable to Common Shares
Beginning of period	230,499,448	—

End of period (net of distributions in excess of net investment income of $139,066 and $4,184, respectively)	$263,483,227	$230,499,448

*	Commencement of operations.

See notes to financial statements.
Annual Report December 31, 2004  7

ING Clarion Real Estate Income Fund
Statement of Cash Flows For the Year Ended December 31, 2004

Cash Flows from Operating Activities:
Net increase in net assets applicable to Common Shares resulting from operations	$51,100,494

Adjustments to Reconcile Net Increase in Net Assets Applicable to Common Shares Resulting from Operations to Net Cash Used in Operating and Investing Activities:
Increase in unrealized depreciation on swap contracts	315,373
Net change in unrealized appreciation/depreciation on investments	(37,174,081)
Net accretion of bond discount and amortization of bond premium	(471,014)
Net realized gain on investments	(2,801,159)
Cost of securities purchased	(78,215,451)
Proceeds from sale of securities	73,615,912
Increase in dividends and interest receivable	(464,889)
Increase in receivable for investment securities sold	(13,601,016)
Decrease in other assets	37,082
Decrease in payable to advisor for offering costs	(263,853)
Increase in accrued expenses and other liabilities	154,200
Increase in management fee payable	25,446
Increase in payable for investment securities purchased	7,747,564

Net Cash Used in Operating and Investing Activities	4,608

Cash Flows From Financing Activities:
Cash distributions paid on Common Shares	(18,091,079)
Other	(25,636)
Increase in dividends payable — preferred shares	69,436
Increase in line of credit payable	16,405,000

Net Cash Used in Financing Activities	(1,642,279)

Net decrease in cash	(1,637,671)

Cash at Beginning of Year	1,637,743

Cash at End of Year	$72

See notes to financial statements.
8 Annual Report December 31, 2004

ING Clarion Real Estate Income Fund
Financial Highlights

For the
Year Ended
Per share operating performance for a Common Share outstanding throughout the period	December 31, 2004

Net asset value, beginning of period	$15.53

Income from investment operations
Net investment income(3)	0.96
Net realized and unrealized gain on investments and swap contracts	2.60
Dividends and distributions on Preferred Shares from net investment income and capital gains (common stock equivalent basis)	(0.11)

Total from investment operations	3.45

Dividends and distributions on Common Shares
Net investment income	(0.77)
Capital gains	(0.32)
Return of capital	(0.13)

Total dividends and distributions to Common Shareholders	(1.22)

Net asset value, end of period	$17.76

Market value, end of period	$16.32

Total investment return(4)
Net asset value	23.38%
Market value	17.77%

Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$263,483

Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	0.90%
Net expenses, before fee waiver+	1.15%
Net investment income, after preferred share dividends+	3.67%
Preferred share dividends	0.49%
Net investment income, before preferred share dividends+	4.16%
Portfolio turnover rate	21.90%

Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$105,000
Net asset coverage per share of preferred shares	$87,734

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For the Period
	September 16, 2003(1)
	through
Per share operating performance for a Common Share outstanding throughout the period	December 31, 2003

Net asset value, beginning of period	$14.33	(2)

Income from investment operations
Net investment income(3)	0.33
Net realized and unrealized gain on investments and swap contracts	1.08
Dividends and distributions on Preferred Shares from net investment income and capital gains (common stock equivalent basis)	(0.01)

Total from investment operations	1.40

Dividends and distributions on Common Shares
Net investment income	(0.20)
Capital gains	—
Return of capital	—

Total dividends and distributions to Common Shareholders	(0.20)

Net asset value, end of period	$15.53

Market value, end of period	$15.06

Total investment return(4)
Net asset value	9.83%
Market value	1.77%

Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$230,499

Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.05%	(5)
Net expenses, before fee waiver+	1.30%	(5)
Net investment income, after preferred share dividends+	6.21%	(5)
Preferred share dividends	0.17%	(5)
Net investment income, before preferred share dividends+	6.38%	(5)
Portfolio turnover rate	3.10%

Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$105,000
Net asset coverage per share of preferred shares	$79,881

(1)	Commencement of operations.

(2)	Net asset value at September 16, 2003.

(3)	Based on average shares outstanding.

(4)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan.

(5)	Annualized.

+	Calculated on the basis of income and expenses applicable to both Common and Preferred Shares relative to the average net assets applicable to Common Shares.

See notes to financial statements.
Annual Report December 31, 2004  9

ING Clarion Real Estate Income Fund
Notes to Financial Statements December 31, 2004

1. Fund Organization

ING Clarion Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on July 16, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. is the Trust’s investment advisor (the “Advisor”) and Clarion Capital, LLC, an affiliate of the advisor, is the Trust’s sub-advisor. The Trust commenced operations on September 16, 2003.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. The portion of dividend attributable to return of capital is recorded against the cost basis of the security. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

The Trust entered into interest rate swap agreements during the year ended December 31, 2004. Details of the swap agreements outstanding as of December 31, 2004 were as follows:

		Notional
	Termination	Amount	Fixed	Floating	Unrealized
Counterparty	Date	(000)	Rate	Rate	Depreciation

Citigroup	04/30/2007	$42,000	3.30%	1 Month LIBOR	$133,676
Citigroup	04/30/2009	42,000	4.08%	1 Month LIBOR	(449,049)

					$(315,373)

For each swap noted, the Trust pays a fixed rate and receives a floating rate.

Dividends and Distributions to Shareholders - The Trust earns income daily on its investments. It is the policy of the Trust to declare and pay dividends to common shareholders from net investment income on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The current monthly rate is $0.1016 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future. Effective January 2005, the monthly rate will be $0.115.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

10 Annual Report December 31, 2004

ING Clarion Real Estate Income Fund  Notes to Financial Statements continued

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry.

4. Investment Management Agreement and Other Affiliated Agreements
The Advisor is responsible for the allocation of the Trust’s portfolio assets between equity and fixed-income investments and for the selection of equity investments and monitoring of the Trust’s sub-advisor, Clarion Capital, LLC (“Sub-Advisor”), which will select the trust’s real estate fixed-income securities. Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust’s managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through September, 2008), and for a declining amount for an additional four years (through September, 2012). During the year ended December 31, 2004, the Trust incurred management fees of $2,922,335, of which, $859,510 was waived by the Advisor.

The Sub-Advisor receives from the Advisor a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to real estate fixed income securities compared to the total managed assets of the Trust less certain Trust start-up costs assumed by the Advisor in organizing and offering the Trust.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities
For the year ended December 31, 2004, there were purchase and sale transactions (excluding short-term securities) of $78,964,677 and $73,615,912, respectively.

6. Federal Income Taxes
The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2004, the adjustments were to decrease additional paid-in capital by $1,987,345, increase accumulated net realized gain on investments by $1,889,094 and increase undistributed net investment income by $98,251 due to the difference in the treatment for book and tax purposes of certain investments.

Information on the tax components of net assets as of December 31, 2004 is as follows:

Undistributed
Cost of			Net Tax Unrealized	Net Tax Unrealized		Long-Term
Investments	Gross Tax	Gross Tax	Appreciation/	Appreciation/	Other	Capital Gains/
for Tax	Unrealized	Unrealized	(Depreciation) on	(Depreciation) on	Temporary	(Accumulated
Purposes	Appreciation	Depreciation	Investments	Swap Contracts	Differences	Capital Loss)

$322,725,548	$54,970,988	$(160,737)	$54,810,251	$(315,373)	$(139,066)	-0-

For the year ended December 31, 2004, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, were $12,750,524 of ordinary income, $5,022,342 of long-term capital gain and $1,987,344 of return of capital.

7. Borrowings
The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 33 1/3% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other
Annual Report December 31, 2004  11

ING Clarion Real Estate Income Fund  Notes to Financial Statements continued

financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $115,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 50 basis points. At December 31, 2004, there was an outstanding borrowing of $16,405,000 in connection with the Trust’s line of credit.

The average daily amount of borrowings within the year ended December 31, 2004, was $3,243,068 with a related weighted average interest rate of 1.93%. The maximum amount outstanding within the year ended December 31, 2004, was $19,743,600.

8. Capital
The Trust issued 14,000,000 shares of common stock in 2003 at a price of $15.00. In connection with the Trust’s DRIP plan, the Trust has not issued any common shares in 2004 and 31,503 in 2003. The Advisor owns 6,981 shares of the common shares outstanding.

On November 24, 2003, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,200 shares of preferred shares Series W28 with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended December 31, 2004, the annualized dividend rates range from:

	High	Low	At December 31, 2004

Series W28	2.50%	1.13%	2.50%

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9. Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.
12 Annual Report December 31, 2004

ING Clarion Real Estate Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

ING Clarion Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities of the ING Clarion Real Estate Income Fund (the “Trust”), including the portfolio of investments, as of December 31, 2004, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Trust’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust at December 31, 2004, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

PHILADELPHIA, PENNSYLVANIA

February 11, 2005
Annual Report December 31, 2004  13

ING Clarion Real Estate Income Fund
Supplemental Information  (Unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $56,007 was received by the Trust through December 31, 2004. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $56,007 of investment income qualified for the dividends-received deduction.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2004.

Trustees

The trustees of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
	and Length of		During the Past	Overseen	Held by
Name and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 45	3 years/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1995.	2

Jarrett B. Kling* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 60	3 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P., member of the Investment Advisory Committee of the TDH Group of venture funds.	2	Trustee of The Hirtle and Callaghan Trust; National Trustee of the Boys and Girls Clubs of America. Trustee of Old Mutual Advisor Funds.

Independent Trustees:

Asuka Nakahara 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 47	2 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania, since July 1999; Lecturer of Real Estate at the Wharton School, University of Pennsylvania; Chief Financial Officer of Trammell Crow Company from January 1, 1996 to December 31, 1999; Chief Knowledge Officer of Trammell Crow Company from September 1, 1998 to December 31, 1999.	2	Advisory board member of the HBS Club of Philadelphia and Freedoms Foundation; Trustee and Elder and Investment Committee member of Ardmore Presbyterian Church.

Frederick S. Hammer 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 67	3 years/since inception	Trustee	Co-Chairman of Inter-Atlantic Group since 1994 and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC from 2002 to 2003; non-executive.	2	Chairman of the Board of Annuity and Life Re (Holdings), Ltd.; Director on the Boards of Tri-Arc Financial Services, Inc. and Magellan Insurance Company Ltd.; until 2004; former Director of Medallion Financial Corporation, IKON Office Solutions, Inc. and VISA International; trustee of the Madison Square Boys and Girls Club.

Richard L. Sutton 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 68	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell, 2000 to present; Partner, Morris, Nichols, Arsht & Tunnel, 1966-2000.	2	Trustee of the Unidel Foundation, Inc. since 2000; Board of Directors of Wilmington Country Club 1999-2004, Grand Opera House, Inc., 1976-92, University of Delaware Library Associates, Inc. 1981-99, Wilmington Club 1987-2003, American Judicature Society 1995-99.

John R. Bartholdson 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 60	3 years/six months	Trustee/Audit Committee Financial Expert	Senior Vice President and CFO of Triumph Group, Inc., 1993- present.	2	Serves on the Board of PBHG Funds, Inc.; the Philadelphia/ Washington Advisory Board of FM Global; and Board of Old Mutual Advisor Funds.

(1)	After a trustee’s initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves. Messrs. Kling and Nakahara, as Class II trustees, are expected to stand for re-election at the Trust’s 2005 annual meeting of shareholders; Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust’s 2006 annual meeting of shareholders; elected in May, Messrs. Ferguson and Hammer, as Class I trustees, are expected to stand for re-election at the Trust’s 2007 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons due to their position with the Advisor.

14 Annual Report December 31, 2004

ING Clarion Real Estate Income Fund  Supplemental Information continued

Additional Information

Additional information regarding the Trustees is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4CRA.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor and sub-advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4CRA. The policies may also be found on the web site of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, 2004, is also available, without charge and upon request by calling the Trust at 1-888-711-4CRA or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report December 31, 2004  15

ING Clarion Real Estate Income Fund
Dividend Reinvestment Plan

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at Two Hanson Place, Brooklyn, New York 11217; Attention: Irina Krylov, Phone number: (800) 433-8191.

ING Clarion Real Estate Income Fund

Fund Information

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Peter Zappulla
Treasurer and
Chief Financial Officer

Heather Trudel
Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
259 N. Radnor-Chester Road
Radnor, PA 19087

Investment Sub-Advisor
Clarion Capital, LLC
New York, New York

Administrator, Custodian and Transfer Agent
The Bank of New York
New York, New York

Preferred Shares — Dividend Paying Agent
The Bank of New York
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Trust has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e) Not applicable.

(f) The Trust’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, at least a majority of the committee’s members have past employment experience sufficient to render each of them “financially sophisticated”, within the meaning of the American Stock Exchange Company Guide (Section 121(B)) as in effect as of the date hereof. The Board further believes that it may be appropriate for a member of the audit committee to be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR but has determined none of the individuals who serve on the audit committee or the board satisfy the criteria set forth therein. It is anticipated that the Board will periodically review this matter with a view towards considering the addition of such an individual.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed from the Trust’s fiscal period from September 16, 2003 (inception of the Trust) through December 31, 2003 and for the year ended December 31, 2004, for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:

2004: $31,600
2003: $61,500

(b) Audit-Related Fees. The aggregate fees billed from the Trust’s fiscal period from September 16, 2003 (inception of the Trust) through December 31, 2003 and for the year ended December 31, 2004 for professional services rendered for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a) are as follows:

2004: $0
2003: $0

(c) Tax Fees. The aggregate fees billed from the Trust’s fiscal period from September 16, 2003 (inception of the Trust) through December 31, 2003 and for the year ended December 31, 2004 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2004: $0
2003: $0

(d) All Other Fees. The aggregate fees billed from the Trust’s fiscal period from September 16, 2003 (inception of the Trust) through December 31, 2003 and for the year ended December 31, 2004 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) are as follows:

2004: $0
2003: $0

(e) Audit Committee Pre-Approval Policies and Procedures.

               (i) The Trust has policies and procedures (the “Policy”) for the pre-approval by the Trust’s Audit Committee of Audit, Audit-Related, Tax and Other Services (as each is defined in the Policy) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Covered Entities” (as defined below). The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The amount of any such pre-approval is set forth in the appendices to the Policy (the “Service-Pre-Approval Documents”). At its first meeting of each calendar year, the Audit Committee will review and re-approve the Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

          For the Purposes of the Policy, “Covered Services” means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services related directly to the operations and financial reporting or the Trust to be provided by the Independent Auditor to any Covered Entity. “Covered Entities” means (1) ING Clarion Real Estate Securities, L.P. (the “Advisor”) or (2) any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust.

          Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.

          The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

          In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee.

          Requests or applications to provide Covered Services that require approval by the Audit Committee must be submitted to the Audit Committee by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the rules of the Securities and Exchange Commission (“SEC”) on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Audit Committee between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

     (ii) 100% of the services described in each of Items 4(b) through (d) were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that for the period from September 16, 2003 (inception of the Trust) to December 31, 2003 and for the year ended December 31, 2004 are as follows:

2004: $40,600
2003: $11,000

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Trust has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Trust is comprised of: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John Bartholdson.

Item 6. Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust has delegated the voting of proxies relating to its voting securities to the Advisor and to Clarion Capital LLC, its sub-advisor, pursuant to the proxy voting procedures of the Advisor and the sub-advisor. The Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable until fiscal year ending December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ING Clarion Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name: T. Ritson Ferguson

Title: President and Chief Executive Officer

Date: March 7, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name: T. Ritson Ferguson

Title: President and Chief Executive Officer

Date: March 7, 2005

By:	/s/ Peter Zappulla

Name: Peter Zappulla

Title: Treasurer and Chief Financial Officer

Date: March 7, 2005